                                                                    Exhibit 10.3

                                 PROMISSORY NOTE
                                 ---------------

$2,500,000.00                    Houston, Texas                 January 15, 2002


         FOR VALUE RECEIVED, the undersigned, CONCORD TECHNOLOGIES, LP, a Texas limited partnership, GEOSPACE ENGINEERING RESOURCES INTERNATIONAL, LP, a Texas limited partnership, GEO SPACE, LP, a Texas limited partnership, OYO INSTRUMENTS, LP, a Texas limited partnership and OYOG OPERATIONS, LP, a Texas limited partnership, jointly and severally ("Maker"), hereby promise to pay to the order of SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Payee"), at its offices at Five Post Oak Park, 4400 Post Oak Parkway, Houston, Harris County, Texas, or such other address as may be designated by Payee, in lawful money of the United States of America, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at a rate equal to eight percent (8.0%) per annum. If an Event of Default (hereinafter defined) has occurred and is existing, the principal hereof and any past due interest hereon shall bear interest at the Default Rate (hereinafter defined).

         Principal of and interest on this Note shall be due and payable as follows:

                  (a) Accrued and unpaid interest on this Note shall be payable monthly, on the fifteenth (15th) day of each month commencing on February 15, 2002 and upon the maturity of this Note, however such maturity may be brought about; and

                  (b) All outstanding principal of this Note and all accrued interest hereon shall be due and payable on July 15, 2002.

         Principal of this Note shall be subject to mandatory prepayment at the times described in the Agreement (hereinafter defined).

         Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 365 days, and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

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         As used in this Note, the following terms shall have the respective meanings indicated below:

                  "Agreement" means that certain Loan Agreement dated as of February 16, 2001 between Maker and Payee, as amended by First Amendment to Loan Agreement dated as of February 17, 2001, and Second Amendment to Loan Agreement dated as of January 15, 2002, and as the same may be further amended or modified from time to time.

                  "Default Rate" means a per annum rate of interest equal to ten percent (10%) per annum.

                  "Event of Default" shall have the meaning given to such term in the Agreement.

                  "Maximum Rate" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including Chapter 303 of the Texas Finance Code (the "Code") (and as the same may be incorporated by reference in other Texas statutes). To the extent that Chapter 303 of the Code is relevant to any holder of this Note for the purposes of determining the Maximum Rate, each such holder elects to determine such applicable legal rate pursuant to the "weekly ceiling," from time to time in effect, as referred to and defined in Chapter 303 of the Code; subject, however, to the limitations on such applicable ceiling referred to and defined in the Code, and further subject to any right such holder may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

                  "Prime Rate" shall mean that variable rate of interest per annum established by Payee from time to time as its prime rate which shall vary from time to time. Such rate is set by Payee as a general reference rate of interest, taking into account such factors as Payee may deem appropriate, it being understood that many of Payee's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate charged to any customer and that Payee may make various commercial or other loans at rates of interest having no relationship to such rate.

         This Note (a) is Note-B provided for in the Agreement and (b) is secured as provided in the Agreement. Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement. Maker may borrow, repay, and reborrow hereunder upon the terms and conditions specified in the Agreement.

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         Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

         If default occurs in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, (a) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, (b) foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, (c) offset against this Note any sum or sums owed by the holder hereof to Maker and (d) take any and all other actions available to Payee under this Note, the Agreement, the Loan Documents (as such term is defined in the Agreement) at law, in equity or otherwise. Failure of the holder hereof to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

         If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including all reasonable attorneys' fees.

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         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

         Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                       CONCORD TECHNOLOGIES, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer



                                       GEOSPACE ENGINEERING RESOURCES
                                       INTERNATIONAL, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer

                                       GEO SPACE, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer



                                       OYO INSTRUMENTS, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer



                                       OYOG OPERATIONS, LP

                                       By: OYOG, LLC,
                                           its general partner


                                           By: /s/ THOMAS T. MCENTIRE
                                               ---------------------------------
                                               Thomas T. McEntire
                                               Vice President and
                                               Chief Financial Officer